SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2005

Commonwealth Builder 401(k) Plan
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

0-11053 (Commission File Number)	23-2093008 (IRS Employer Identification No.)
100 CTE Drive Dallas, PA (Address of Principal Executive Offices)	18612-9774 (Zip Code)
(Registrant’s Telephone Number, Including Area Code: (570) 631-2700
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 24, 2005, Commonwealth Telephone Enterprises, Inc.’s 401(k) savings and investment plan, the Commonwealth Builder 401(k) Plan (the “Merged Plan”) dismissed its independent registered public accounting firm, PricewaterhouseCoopers LLP. On the same date, the Merged Plan engaged the services of Amper, Politziner & Mattia, P.C. as its new independent registered public accounting firm for its year ended December 31, 2004. Commonwealth Telephone Enterprises, Inc. (the “Company”) is the administrator of the Merged Plan, and the Company’s Audit Committee authorized the dismissal of PricewaterhouseCoopers LLP and the engagement of Amper, Politziner & Mattia, P.C. on May 24, 2005. The Commonwealth Telephone Enterprises, Inc. The Common-Wealth Builder (the “CWB Plan”) and the Commonwealth Telephone Company Bargaining Employees 401(k) Plan (the “401(k) Plan”) were combined on July 1, 2004 to form the Merged Plan.

The reports of PricewaterhouseCoopers LLP on the financial statements of the CWB Plan as of December 31, 2003, December 29, 2003 and December 29, 2002 and for the two day period ended December 31, 2003 and the years ended December 29, 2003 and December 29, 2002 and the 401(k) Plan as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and 2002, and through May 24, 2005 (for the Merged Plan and 401(k) Plan), and during the two-day period ended December 31, 2003 and years ended December 29, 2003 and 2002 and through May 24, 2005 (for the CWB Plan), there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the financial statements of each of the CWB Plan and 401(k) Plan for such years or with respect to a report on the financial statements of the Merged Plan, if such financial statements were issued, for such years.

During the years ended December 31, 2003 and 2002, and through May 24, 2005 (for the Merged Plan and 401(k) Plan), and during the two-day period ended December 31, 2003 and years ended December 29, 2003 and 2002 and through May 24, 2005 (for the CWB Plan), there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K related to the Merged Plan, CWB Plan or 401(k) Plan.

A letter from PricewaterhouseCoopers LLP is attached hereto as Exhibit 16.1, indicating it agrees with the above disclosures.

In deciding to select Amper, Politziner & Mattia, P.C., the Audit Committee reviewed auditor independence issues and existing commercial relationships with Amper, Politziner & Mattia, P.C. and concluded that Amper, Politziner & Mattia, P.C. has no commercial relationship with the Merged Plan or with the Company that would impair its independence.

During the years ended December 31, 2003 and 2002, and through May 24, 2005, neither the Merged Plan, CWB Plan nor the 401(k) Plan consulted with Amper, Politziner & Mattia, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

PricewaterhouseCoopers LLP remains the independent registered public accounting firm for the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1 Letter from PricewaterhouseCoopers LLP dated May 27, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

Date:	May 31, 2005	By:	/s/ Raymond B. Ostroski

			Name:	Raymond B. Ostroski
			Title:	Senior Vice President, General Counsel and Corporate Secretary